CENTERPOINT ENERGY INVESTOR UPDATE Business Outlook and Merger Review June 13, 2018 Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our intentions with respect to our proposed acquisition of Vectren Corporation (“Vectren”) (the “Merger”) (including potential strategic opportunities, growth and capabilities of the combined company), our ownership interest in Enable Midstream Partners, LP (“Enable”) (including Enable’s expectations for equity issuances and our potential restructuring of CERC Corp.), growth and guidance (including earnings, dividend and core operating income growth), future financing plans and expectation for liquidity and capital resources and expenditures, anticipated credit ratings, outlooks and other metrics (including adjusted funds from operations to debt) and Energy Services’s guidance operating income target for 2018, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Risks Related to the Merger Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the risk that Vectren may be unable to obtain shareholder approval for the proposed transactions, (2) the risk that CenterPoint Energy or Vectren may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (4) the risk that a condition to the closing of the proposed transactions or the committed financing may not be satisfied, (5) the failure to obtain, or to obtain on favorable terms, any equity, debt or other financing necessary to complete or permanently finance the proposed transactions and the costs of such financing, (6) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (7) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Vectren that could interfere with the proposed transactions, (8) the timing to consummate the proposed transactions, (9) the costs incurred to consummate the proposed transactions, (10) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (11) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the merger, (12) the credit ratings of the companies following the proposed transactions, (13) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers and (14) the diversion of management time and attention on the proposed transactions. The foregoing list of factors is not all inclusive because it is not possible to predict all factors. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-K for the year ended December 31, 2017 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings,” CenterPoint Energy’s Form 10-Q for the quarter ended March 31, 2018 under “Risk Factors” and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. Slide 9 is derived from Enable’s investor presentation as presented during its Q1 2018 earnings call dated May 2, 2018. This slide is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available at http://investors.enablemidstream.com. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.

Additional Information Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of net income and diluted earnings per share, the Company also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business. The Company is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business are not estimable. Management evaluates the Company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. Management believes the adjustments made in these non-GAAP financial measures exclude or include items, as applicable, to most accurately reflect the Company’s business performance. The Company’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income, diluted earnings per share and net cash provided by operating activities, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Additional Information and Where to Find It In connection with the proposed transactions, Vectren expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by Vectren with the SEC at http://www.sec.gov, the SEC’s website, or from Vectren’s website (http://www.vectren.com) under the tab, “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed by Vectren with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.   Participants in the Solicitation CenterPoint Energy, Vectren and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Vectren’s shareholders with respect to the proposed transactions. Information regarding the directors and executive officers of CenterPoint Energy is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 15, 2018, and information regarding the directors and executive officers of Vectren is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 22, 2018. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed transaction.

Agenda CenterPoint Energy Vision and Strategy Business Segment Review Electric Transmission and Distribution Natural Gas Distribution Energy Services Midstream Investments CenterPoint Energy – Vectren Merger Operations Overview Strategic Rationale Financing Plan

CenterPoint Vision and Strategy Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Deliver new products and services

Electric Transmission and Distribution Highlights TDU core operating income was $99 million in Q1 2018 compared to $66 million in Q1 2017 Added almost 40,000 electric customers year over year Completed construction on and energized the Brazos Valley Connection Project in March 2018, ahead of schedule and at capital cost within the estimated range in the PUCT’s original order Throughput increased 4.7% from Q1 2017 to Q1 2018 Revised TCOS filing originally approved in November 2017 to address certain impacts of tax reform and filed a May 2018 TCOS filing DCRF filed with the PUCT in April addresses certain impacts of tax reform and the increased distribution capital investment since our last filing TCOS – Transmission Cost of Service; PUCT – Texas Public Utility Commission; DCRF – Distribution Cost Recovery Factor

Natural Gas Distribution Highlights Natural Gas Distribution operating income was $156 million in Q1 2018 compared to $168 million in Q1 2017 Added more than 31,000 natural gas distribution customers year over year Minnesota PUC approved rate case settlement Decoupling made a permanent part of the tariff PUC – Public Utility Commission; FRP – Formula Rate Plan; PBRC – Performance Based Rate Change; GRIP – Gas Reliability Infrastructure Program Addresses certain impacts of tax reform Filed an Arkansas FRP, Oklahoma PBRC and Beaumont/East Texas and Texas Gulf GRIPs

Adjusted Operating Income Operating income was $54 million in Q1 2018 compared to $20 million in Q1 2017, excluding a mark-to-market loss of $80 million and gain of $15 million, respectively Successful integration of recent acquisitions have resulted in commercial opportunities and improved financial performance Energy Services Highlights Continuum Close (April 1, 2016) AEM Close (January 3, 2017) Adjusted Operating Income(1) (in millions) (1)Excludes mark-to-market gains and (losses) as follows: 2015: $4 million; 2016: ($21 million); 2017: $79 million (2) Current as of May 4, 2018, as provided on our Q1 2018 earnings call 2018 Operating Income Projection As a result of this performance, we are adjusting the Energy Services 2018 target operating income from $55 - $65 million to $70 - $80 million(2) Energy Services’ 2019 operating income is anticipated to grow based on 2018 performance

Midstream Investments Highlights Record quarterly natural gas gathered volumes, processed volumes, natural gas liquids production and intrastate transported volumes(1) 40 rigs are currently drilling wells to be connected to Enable’s gathering and processing systems(2) Enable does not expect to access the equity markets in 2018 Increased Enable forecast for 2018 net income attributable to common units to $375 - $445 million; translates to $0.44 to $0.51 in CenterPoint guidance basis EPS Source: All information is per Enable’s 1st quarter 2018 earnings presentation dated May 2, 2018 (1) Since Enable’s formation in May 2013 (2) Per Drillinginfo as of April 25, 2018

CenterPoint and Vectren Merger

Post-Merger CenterPoint at a Glance(1) 7+ million customers Operational data based on information as of December 31, 2017 Does not include approximately 72,000 natural gas customers as of December 31, 2017 that are under residential and small commercial choice programs invoiced by their host utility CNP Natural Gas Distribution CNP Gas & Electric Distribution VVC Natural Gas Distribution VVC Gas & Electric Distribution Regulated Generation Corporate HQ Natural Gas Utilities & Indiana Electric HQ Electric Utility Services Electric transmission and distribution operations with ~2.4 million metered customers across ~5,000 sq miles in and around Houston, Texas Electric generation, transmission, and distribution to ~145,000 metered customers in southwestern Indiana Gas Utility Services Regulated gas distribution jurisdictions in eight states with ~4.5 million customers Non Rate-Regulated Businesses CenterPoint Energy Services (CES) serves ~31,000(2) commercial and industrial customers across 33 states Vectren’s Infrastructure Services division is a major US provider of underground construction and repair services to LDCs and pipelines Vectren’s Energy Services division provides energy performance contracting and sustainable infrastructure, such as renewables, distributed generation, and combined heat and power projects

CenterPoint – Vectren Combined Business Profile Combined 2017 Operating Income and Equity Earnings(1) 5% (Other) Post-merger Increased percentage of regulated earnings provides greater confidence in long-term earnings Vectren infrastructure services (part of Vectren “Other”) driven primarily by infrastructure enhancement projects across the LDC market Midstream relative contribution has decreased (1) Excludes transition bonds and mark-to-market Combined Company:

CenterPoint – Vectren Merger Strategic Rationale Growth Combined capital investment of more than $2 billion per year expected through 2022 More customers for existing products and services Consolidated company anticipated to have in excess of 7 million customers Opportunities to move further towards the customer in both our regulated and unregulated footprint (CenterPoint Energy Services, Home Service Plus, Mobile Energy Solutions, Vectren Infrastructure Services, Vectren’s Energy Systems Group) Complementary Capabilities CenterPoint experience with smart meters, intelligent grid, data management and leak detection technologies Vectren experience with energy efficiency and infrastructure services Size and Scale Increases geographic and business diversity Allows operating efficiencies and potentially lower cost of capital Expected to provide for meaningful commercial opportunities and cost savings Combining Vectren and CenterPoint further positions the company as a customer-centric, technology-focused, energy-delivery company

Customer Loyalty Building Blocks Become customers’ trusted energy solutions provider of choice Drive long-term growth in our regulated and non rate-regulated businesses Develop customer-centered products and services Embrace customer behaviors and mindset Deliver best-in-class customer experience Engage customers from an enterprise view Actions Goal

Combined 2020 EPS Potential (in millions, except per share amounts) 2020 CenterPoint Net Income Forecast (High-end of $1.50 - $1.60 2018 guidance basis EPS range with 5 - 7% growth in 2019 and 2020)(1) $764 - $794 Vectren Net Income Forecast (Midpoint of $2.80 - $2.90 2018 guidance basis EPS range with 6 - 8% growth in 2019 and 2020)(2) $266 - $276 Combined Net Income Forecast $1,030 - $1,070 Potential Commercial Opportunities + Cost Savings, After-tax ($50 - $100 million, pre-tax)(3) $39 - $78 Expected Additional Interest Expense, After-tax ($3.5 billion at 4%) ($109) Potential Net Income Total $960 - $1,039 Potential Share Count* (434 million plus 90 - 110 million new shares) 524 - 544 Potential Combined Earnings Per Share $1.76 - $1.98 *Potential share count Includes the entirety of the anticipated equity financing for the acquisition of Vectren shares from the issuance of additional CenterPoint common shares. We anticipate the equity financing will include common shares and/or other equity content securities. CenterPoint does not intend to sell Enable common units as a source of financing for the Vectren acquisition Also includes modest equity requirements post merger for rate base investment. As stated in prior calls, sales of Enable common units could be a source of funds for these equity requirements (1) On a guidance basis and excluding certain one-time costs associated with the Vectren merger in 2018 and 2019 (2) As provided in Vectren’s first quarter 2018 earnings materials on May 2, 2018 (3) Cost savings include both regulated and unregulated cost savings. In years beyond 2020, we anticipate additional commercial opportunities

Expected Financing Plan CenterPoint remains committed to solid investment grade credit quality, targeting BBB or better credit ratings at publicly rated borrowing entities Sources of approximately $6 billion purchase price: $2.5 billion CNP equity(1) Common equity and/or Other equity content securities Incremental debt(2) at CNP CenterPoint Inc. senior notes CenterPoint Inc. commercial paper Cash on hand(3) Financing plan sized to achieve anticipated consolidated adjusted FFO/total debt of 15% or better by 2020 as determined by the rating agencies’ methodology (1) CenterPoint does not intend to sell Enable common units to finance the Vectren merger (2) Does not include assumption of Vectren debt, which is forecasted to be $2.5 billion at December 31,2018 (3) Including expected dividends from CNP Midstream (see slide 18) and other

Credit Outlook Current Ratings and Outlook Moody’s S&P Fitch Company/Instrument Rating Outlook (1) Rating CreditWatch (2) Rating Outlook (3) CenterPoint Energy Senior Unsecured Debt Baa1 Negative BBB+ Negative BBB Stable Houston Electric Senior Secured Debt A1 Stable A Negative A+ Stable CERC Corp. Senior Unsecured Debt Baa2 Stable A- Negative BBB Positive (1) A Moody’s rating outlook is an opinion regarding the likely direction of an issuer’s rating over the medium term. (2) An S&P credit watch assesses the potential direction of a short-term or long-term credit rating. (3) A Fitch rating outlook indicates the direction a rating is likely to move over a one- to two-year period. CenterPoint met with all three rating agencies in advance of announcement; they published on April 24, one day after the announcement Enhanced business risk profile as determined by rating agencies Constructive regulatory jurisdictions with efficient capital recovery mechanisms in place Expanded regulatory utility footprint with strong long-term growth fundamentals and increased geographic diversity

Planned CERC Reorganization Activities(1) Internal Spin of Midstream Investment out of CERC Objectives Move CERC toward a pure natural gas LDC company; providing better visibility of earnings CNP Midstream spin includes debt with that investment CERC’s pro-forma capital CNP Inc. CERC(2) CNP Midstream Spin of Enable Interest structure would reflect the weighted average capital structure used in rates for its utilities, approximately 52% / 48% equity/debt Intend to complete in 2018 and prior to Vectren merger (1) Subject to continued review and evaluation (2) Forecasted year end 2018 rate base of $3.3 billion; $2.2 billion of long term debt as of March 31, 2018